UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2019

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on March 21, 2019, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the third quarter of fiscal 2019 (the fiscal quarter ended February 28, 2019).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to operating income excluding divestitures, restructuring and the impact of the tank replacement program for the Registrant’s Pressure Cylinders operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income excluding divestitures, restructuring and the impact of the tank replacement program is calculated by subtracting restructuring and other income, net, from and adding the impact of the tank replacement program and divestitures to, operating income.  The difference between the GAAP-based measure of operating income and the non-GAAP financial measure of operating income excluding divestitures, restructuring and the impact of the tank replacement program for the fiscal quarters ended February 28, 2019 and 2018, as mentioned in the conference call, is outlined below for the Registrant’s Pressure Cylinders operating segment:

(in thousands)	Three months ended February 28, 2019
GAAP	$18,953
Restructuring and other income, net	(11,176)
Tank replacement program	13,000
Impact of divestitures	(12)
Non-GAAP	$20,765

(in thousands)	Three months ended February 28, 2018
GAAP	$17,530
Impact of divestitures	779
Non-GAAP	$18,309

Change	$2,456
% Change	13%

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and trailing twelve months adjusted EBITDA.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding impairment of goodwill and long-lived assets, restructuring and other expense (income), net and the impact of the tank replacement program (each pre-tax) to EBITDA.  The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended February 28, 2019 as mentioned in the conference call, is outlined below.

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2019	2019	2019	2018

Net earnings attributable to controlling interest	$26,773	$34,002	$54,942	$30,769
Impairment of goodwill and long-lived assets (pre-tax)	-	-	2,381	52,919
Restructuring and other expense (income), net (pre-tax)	(11,176)	402	(936)	(28)
Tank replacement program (pre-tax)	13,000	-	-	-
Interest expense	9,341	9,472	9,728	10,055
Income tax expense	8,415	11,119	14,498	1,096
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$46,353	$54,995	$80,613	$94,811
Depreciation and amortization	23,625	23,524	24,493	26,373
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$69,978	$78,519	$105,106	$121,184

Trailing Twelve Months Adjusted EBITDA [1]	$374,787

[1] Excludes the impact of the noncontrolling interest.

Item 8.01.  Other Events.

On March 20, 2019, the Registrant issued a news release (the “Dividend/Share Repurchase Authorization Release”) reporting that the Board of Directors of the Registrant (the “Board”) had declared a quarterly cash dividend of $0.23 per share in respect of the Registrant’s common shares.  The dividend was declared March 20, 2019 and is payable on June 28, 2019 to shareholders of the Registrant of record at the close of business on June 14, 2019.  A copy of the Dividend/Share Repurchase Authorization Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

On March 20, 2019, the Board also authorized the repurchase of up to an additional 6,600,000 of the Registrant’s outstanding common shares, increasing the total number of common shares available for repurchase to 10,000,000.  A prior authorization to repurchase up to 10,000,000 common shares approved by the Board on September 27, 2017, had 3,400,000 common shares remaining available for repurchase under it.  The purchases may occur from time to time, on the open market or in privately negotiated transactions, with consideration given to the market price of the common shares, the nature of other investment opportunities, cash flows from operations, general economic conditions and other appropriate factors.  The Dividend/Share Repurchase Authorization Release also reported the authorization of the repurchase of the additional 6,600,000 common shares.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Third Quarter of Fiscal 2019 (Fiscal Quarter ended February 28, 2019), held on March 21, 2019.
99.2	News Release issued by Worthington Industries, Inc. on March 20, 2019 reporting declaration of quarterly cash dividend and share repurchase authorization.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: March 26, 2019	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President- Administration, General Counsel & Secretary